UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2004

CHARTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	000-33071	58-2659667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, West Point, Georgia 31833

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (706) 645-1391

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibits are filed with this Report:

Exhibit No.	Description
14.1	Conflict of Interest Policy and Code of Conduct of Charter Financial Corporation and CharterBank, filed in accordance with Item 10 of this Current Report on Form 8-K.

14.2	Code of the Ethics for Senior Financial Officers of Charter Financial Corporation, filed in accordance with Item 10 of this Current Report on Form 8-K.

Item 10.	On April 27, 2004, Charter Financial Corporation amended the Conflict of Interest Policy and Code of Conduct of Charter Financial Corporation and CharterBank filed as Exhibit 14.1 hereto (previously filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2003) and the Code of Ethics for Senior Financial Officers of Charter Financial Corporation, filed as Exhibit 14.2 hereto (previously filed as Exhibit 14 to the Company’s Current Report on Form 8-K filed with the Commission on January 26, 2004). The Code of Ethics for Senior Financial Officers of Charter Financial Corporation meets the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION

By:	/s/ Robert L. Johnson
Name:	Robert L. Johnson
Title:	President and Chief Executive Officer

Date: April 30, 2004

EXHIBIT INDEX

Exhibit No.	Description

14.1	Conflict of Interest Policy and Code of Conduct of Charter Financial Corporation and CharterBank

14.2	Code of the Ethics for Senior Financial Officers of Charter Financial Corporation